Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                             Act of 1934


Filed by the Registrant          [ X ]

Filed by a party other than the Registrant[     ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

___________________________________________________________

(Name of Registrant as Specified In Its Charter)

  C/FUNDS GROUP, INC.

Name of person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required
[   ]  Fee computed on table below per Exchange Act Rules 14a-
       6(i)(1) and 0-11

      (1) Title of each class of securities to which transaction applies:
          ____________________________________________________

      (2) Aggregate number of securities to which  transaction
          applies:
          ____________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ____________________________________________________

      (4) Proposed maximum aggregate value of transaction:
          ____________________________________________________

      (5) Total fee paid:
          ____________________________________________________

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

      Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         ____________________________________________________

     (2) Form, Schedule or Registration Statement No.:
         ____________________________________________________

     (3) Filing Party:
         ____________________________________________________

     (4) Date Filed:
         ____________________________________________________










[C/FUNDS LOGO]

                         C/FUNDS GROUP, INC.
                            P. O. Box 622
                     Venice, Florida 34284-0622

December 12, 1998


Dear Beebe Fund Investor,

A short while ago, the Fund's Board of Directors approved a plan to liquidate the Beebe Fund (the "Fund"). There were several reasons for making the decision to liquidate the Fund, including the facts that the knowledge held by its deceased Manager was irreplaceable and the Fund is of such a small size that it cannot operate efficiently.

Enclosed you'll find the proxy materials needed to vote on this proposed liquidation, as well as more detailed information on the plan and our reasons for the liquidation.

YOUR VOTE IS VITAL IN THIS PROCESS, SO PLEASE BE SURE TO COMPLETE AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

If you have any questions regarding the proxy, please contact a C/Funds representative at 1-800-338-9477. If we don't receive your vote, a C/Funds representative may be contacting you by phone.

Keep in mind, if you and your fellow investors decide in favor of liquidating the Fund, you'll have the choice of either exchanging the shares in your account to another C/Funds Group fund or other qualified mutual fund, receiving a check for the value of your shares, or a distribution in kind. (Carefully read the information contained in PRINCIPAL HOLDERS OF VOTING SECURITIES section of this Proxy Statement for special requirements involved when choosing distribution in kind.)

We  truly value you as a C/Funds investor, so we hope you'll  choose
to  exchange  your  shares to another C/Funds Group  fund.   If  you
decide to do so, please consult the enclosed Prospectus.

Please note that you don't have to wait for completion of the Fund's liquidation (scheduled for December 30, 1998) to exchange or redeem your shares. You can make your request at any time by simply calling a C/Funds representative at 1-800-338-9477.

  REMEMBER, WE STILL NEED TO RECEIVE YOUR VOTE IF YOU CHOOSE TO DO
                                THIS.

We apologize for any inconvenience this may cause you, but we truly believe that in making this decision, we're acting with your best interests in mind.

Sincerely,



Lyn B. Braswell
Secretary


  This material must be preceded or accompanied by a C/Funds Group,
                          Inc. Prospectus.
            Please consult it carefully before investing.










                             BEEBE FUND
                            P. O. Box 622
                     Venice, Florida  34284-0622


              NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD DECEMBER 22, 1998

A Special Meeting of Shareholders of the BEEBE FUND (THE "FUND") OF C/FUNDS GROUP, INC. (THE "COMPANY") will be held at the offices of the Fund's custodian, Caldwell Trust Company at 201 Center Road, Suite Two, Venice Florida on December 22, 1998 at 9:00 a.m. Eastern Time, or at such adjourned time as may be necessary to vote (the "Meeting") for the following purposes:

1.To adopt a Plan of Complete Liquidation (the "Plan") providing for the liquidation of the Fund's assets and the distribution of all of the proceeds of such liquidation, which will be in cash or kind, less an amount to be provided for debts and liabilities of the Fund, to the Shareholders of the Fund; and

2.To transact such other business as may properly come before the Meeting.

Shareholders of record of the Fund at the close of business on December 8, 1998 (the "Record Date") will be entitled to vote at the Meeting. Each share of the Fund, with the exception of fractional shares, is entitled to one vote.

By direction of the Board of Directors,




Lyn B. Braswell,
Secretary


Venice, Florida

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING STAMPED ENVELOPE. IN ORDER TO AVOID UNNECESSARY DELAY, WE ASK YOUR COOPERATION IN MAILING THE PROXY PROMPTLY.










                           PROXY STATEMENT

                             BEEBE FUND
                            P. O. Box 622
                     Venice, Florida  34284-0622

                   SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD DECEMBER 22, 1998

This Proxy Statement and enclosed form of proxy are furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company to be used at a Special Meeting of Shareholders of the Fund to be held at the offices of Caldwell Trust Company, 201 Center Road, Suite Two, Venice, Florida 34292, on December 22, 1998, at 9:00 a.m. Eastern Time, or at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice.

This Proxy Statement and the form of proxy are being mailed to shareholders on or about December 11, 1998. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the
President  of  the  Company at the address set forth  above)  or  in person  at  the  Meeting,  by executing a superseding  proxy  or  by submitting a notice of revocation to the Fund. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the proxy statement.

Holders of record of the shares of beneficial interest of the Fund at the close of business on December 8, 1998 (the "Record Date") will be entitled to vote on each proposal presented at the Meeting. On the Record Date, there were 80,055 shares ("Shares") of the Fund outstanding. Each Share of the Fund, excepting fractional shares, is entitled to one vote.

COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY CALLING THE FUND AT 1-800-383-9477 OR WRITING THE FUND AT THE ADDRESS FIRST SET FORTH ABOVE.










                             PROPOSAL 1

TO ADOPT A PLAN OF COMPLETE LIQUIDATION ("PLAN") PROVIDING FOR THE LIQUIDATION OF THE FUND'S ASSETS, THE SATISFACTION OF ALL THE FUND'S OUTSTANDING OBLIGATIONS, AND DISTRIBUTION OF THE PROCEEDS OF SUCH LIQUIDATION

              THE PROPOSED PLAN OF COMPLETE LIQUIDATION

At a meeting of the Board of Directors of the Company held on November 27, 1998, the Board approved a resolution to recommend to the Fund's shareholders that the Fund be liquidated in accordance with the Plan. A copy of the Plan is attached as Exhibit A to this Proxy Statement. All descriptions of the Plan in this Proxy Statement are qualified in their entirety by reference to such Plan.

The Fund is a series of the Company, which is organized as a corporation under Florida law. If the Plan is adopted by the Fund's shareholders, the Board and officers will proceed on behalf of the Fund to implement the provisions of the Plan as expeditiously as they deem practicable and in accordance with Florida law. Such action will include, among other things, distribution to the shareholders of the Fund's assets, which will be reduced to cash, and termination of the Fund. All costs of the liquidation of the Fund (other than any costs incurred by the Fund in selling its portfolio securities) will be borne by the Fund's Advisor, Omnivest Research Corporation.

                BACKGROUND OF AND REASON FOR THE PLAN

The Fund began operation in December, 1997, managed by Samuel J. Beebe, a man uniquely suited to establish and build a financial sector fund by virtue of his extensive background in analyzing companies in the financial industry over many years. His experience and in-depth industry knowledge was the catalyst for starting the fund and essential to its growth. Tragically, Mr. Beebe died in June, 1998, at which point the Company and its Advisor elected to close the Fund to new investors.

On the widely publicized news of the Fund manager's death, many shareholders elected to sell their shares in the Fund. All efforts were made to process those redemptions while protecting the interests of Shareholders remaining in the Fund. As of the Record date, the Fund had net assets of approximately $739,000. In the opinion of the Company and the Board, the loss of Mr. Beebe, the small size of the Fund and the recent market weakness in the financial industry stocks further reduces the likelihood that this Fund could attract new money from investors.

The Board also considered the alternative of merging or reorganizing the Fund into another sector fund. The effort to have the Fund's management taken over by another Investment Management Company with experience in financial industry funds failed because of Fund size and performance. In addition, the Board of Directors considered the tax implications to shareholders of the liquidation, as discussed under "General Tax Consequences."

The Company has concluded that because of these factors, the Fund will not ultimately produce the benefits for Shareholders of a viable and competitive mutual fund. At a meeting on November 27, 1998, the Board, after considering all the factors including those discussed above, approved the Plan for submission to shareholders for adoption. Accordingly, the Company recommends that the Fund be liquidated.

As a part of the liquidation process, or prior to it, Shareholders of the Fund will be permitted to redeem their Fund Shares or exchange them for shares of any other C/Funds fund (copies of the prospectuses for these funds are included with these materials) or any other qualified mutual fund of the Shareholder's choice.

                       DESCRIPTION OF THE PLAN

The Plan will require the Fund to cease all business activities, except for the purposes of winding up its business and affairs, preserving the value of the Fund's assets, and distributing the proceeds derived from the sale of the Fund's assets to shareholders in accordance with the provisions of the Plan. Nevertheless, the Plan permits the Fund to continue to carry on its activities as a series of an investment company, as described in its current prospectus, with regard to existing shareholders and assets, until the final distribution to shareholders is made. The Plan directs the Fund to cause the liquidation of its assets to cash through the sale of its investments as soon as practicable, depending on market conditions and consistent with the terms of the Plan, and to pay or provide for the payment of all outstanding obligations, taxes and other accrued or contingent liabilities.

The Plan further requires the officers of the Company on behalf of the Fund to arrange for the distribution of the cash proceeds derived from the sale of the Fund's net assets to the shareholders on a pro rata basis. Such distribution shall be made to each shareholder by check, or shareholders who so elect may exercise the exchange privilege and exchange Shares of the Fund for shares of other C/Funds Group funds, prior to, or at the time of, the liquidation. If adopted by shareholders at the Meeting, the liquidation and distribution are expected to occur on or about December 30, 1998.

To   receive  redemptions  or  make  exchanges  as  a  part  of  the liquidation, Shareholders should complete and return the attached proceeds instruction card. Such redemptions and exchanges will be processed only upon the liquidation of the Fund.

To receive redemptions or make exchanges prior to the liquidation, Shareholders should return the attached proxy but should NOT return the attached proceeds instruction card. Instead, they should call 1-800-383-9477 for information (or follow the instructions in the Fund's prospectus for exchanges or redemptions by mail).

The officers of the Company on behalf of the Fund are authorized to perform such acts as are necessary, desirable or convenient to carry out the details of the Plan, and to execute, acknowledge and deliver any and all documents necessary to liquidate the net assets of the Fund and to otherwise carry out the Plan. The Board may terminate the Plan and abandon the liquidation, notwithstanding adoption by shareholders, at any time prior to final distribution of cash to shareholders if, in the judgment of the Board, the facts and circumstances make proceeding with the Plan inadvisable.

If the Plan is not adopted, the Company presently intends to re-propose a plan of liquidation.

               GENERAL FEDERAL INCOME TAX CONSEQUENCES

The following is only a general summary of the federal income tax consequences of the Plan to shareholders who are United States citizens. The summary does not address the federal income tax consequences to shareholders that are corporations, companies, estates, tax-exempt organizations or non-U.S. citizens. SHAREHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISERS FOR ADVICE REGARDING THE APPLICATION OF CURRENT FEDERAL TAX LAW IN THEIR PARTICULAR SITUATIONS AND WITH RESPECT TO STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF THE PLAN.

The Fund is a sector mutual fund. For the calendar year 1998, no distributions of any kind have been made. Any net realized capital gains are declared and paid annually. As a general rule, the liquidation distribution paid to each shareholder will be treated for federal income tax purposes as a payment in exchange for the shareholder's Shares. Thus, a shareholder who is a United States resident or citizen will be taxed only to the extent that the distribution exceeds his or her basis in such Shares; if the amount received is less than his or her basis, the shareholder will realize a loss. Such gain or loss will be a capital gain or capital loss if the shareholder's Shares are held as capital assets, but certain exemptions may apply.

Shareholders who realize a capital loss on the distribution may be able to use that capital loss to offset other taxable capital gains, plus for noncorporate shareholders, up to $3,000 of ordinary income. Capital losses of noncorporate shareholders that exceed this limit may be carried forward indefinitely. Shareholders should consult with their individual tax advisers to determine if they will have a loss on the liquidation of the Fund and whether they are eligible for such tax treatment. Any loss recognized on Shares held for six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such Shares.

Further information concerning the sources of the funds distributed to shareholders will be forwarded with the liquidating distribution.

Under the Internal Revenue Code, some shareholders may be subject to a 31% withholding tax on their liquidating distributions ("backup withholding"). Generally, shareholders subject to a backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who the Internal Revenue Service has identified as having furnished an incorrect number or as having failed to report interest or dividend income on their tax returns. If you feel you may be subject to backup withholding, please call the Fund at 800-338-9477.

There may be additional tax consequences for shareholders holding Shares of the Fund in IRAs who do not elect to transfer their shares to another qualified custodian. In this situation, the amount received by the beneficiary will constitute a taxable distribution; and if the beneficiary has not attained 59-1/2 years of age, such distribution will generally constitute a premature distribution subject to a 10% penalty tax. This penalty tax is in addition to the beneficiary's regular federal income tax. However, beneficiaries who receive a distribution from their IRAs or Keogh Plans on account of the liquidation of the Fund may be able to avoid the above-described taxes and characterize the receipt of the liquidating distribution as a tax-free distribution if, within 60 days of receipt of the liquidating distribution, it is "rolled over" into another IRA or an otherwise qualifying retirement plan. If the shareholder holds Shares in an IRA, the shareholder may only make a rollover to another IRA if the shareholder has not made a tax-free rollover from his IRA during the one-year period preceding the receipt of the liquidating distribution. Such a rollover will not generate a deduction for the current year. Tax results will vary depending upon the status of each beneficiary, and therefore each beneficiary who receives a distribution from his IRA or Keogh Plan on account of the liquidation of the Fund must consult with his own tax adviser regarding his personal tax results in this matter.

Trustees of IRAs and Keogh Plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." This 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA (i.e., an asset transfer). In addition, an asset transfer is not subject to the one-year limitation on rollovers.
Shareholders should consult with their tax advisers regarding the 20% withholding requirement and asset transfers.

                            REQUIRED VOTE

Under the Investment Company Act of 1940 ("1940 Act"), a majority of the outstanding Shares of the Fund is defined as 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Fund, whichever is less.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR ADOPTION OF THE PLAN.

                      MANNER OF VOTING PROXIES

In the event a quorum is not present at the Meeting or in the event a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" Proposal 1 in favor of an adjournment and will vote those proxies required to be voted "AGAINST" Proposal 1 against the adjournment. A quorum is constituted by the presence in person or by proxy of the holders of 50% of the aggregate number of shares of the Fund entitled to vote at the Meeting.

The expense of the preparation, printing and mailing of the enclosed form of proxy, Notice and Proxy Statement and other expenses relating to the Meeting (other than any costs incurred by the Fund in selling its portfolio securities) will be borne by the Advisor, Omnivest Research Corporation. To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail or telephone by employees of the Company at no expense to Shareholders of the Fund.

                 INVESTMENT ADVISER AND DISTRIBUTOR

Omnivest Research Corporation, 250 Tampa Avenue West, Venice, Florida 34285 serves at the Company's Investment Advisor. C/Funds Group, Inc., P. O. Box 622, Venice, Florida 34284-0622, serves as the Fund's Distributor.

               PRINCIPAL HOLDERS OF VOTING SECURITIES

As of December 8, 1998, there were 10 Shareholders of the Fund who were beneficial owners of more than 5% of the Fund's outstanding voting securities ("Principal Holders"). Those Shareholders will receive as a part of this Proxy mailing a PINK Notice of Principal Holders, which informs them of their ownership position. Each Principal Holder who elects to receive distribution in kind upon liquidation of the Fund will be required to wait upon distribution until an Application for Relief is reviewed and approved by the Securities and Exchange Commission ("Commission"). It is possible that, upon its review, the Commission could deny such a distribution based on its own interpretation of governing rules in light of the good of all Shareholders. The Company will inform each Principal Holder of the Commission's decision immediately upon receipt, but cannot specify how long the Commission's review will require. Any Principal Holder who elects to receive cash or to transfer to another C/Funds fund or any other qualified fund in the Liquidation of the Fund, may do so without any such review or approval. As of December 8, 1998, none of the Board or officers of the Company owned Shares of the Fund.

                       INDEPENDENT ACCOUNTANTS

The Fund's Independent Accountants, Gregory, Sharer & Stuart, are expected to be present at the Meeting to respond to shareholder questions.

              OTHER MATTERS TO COME BEFORE THE MEETING

The  Board  does  not intend to present any other  business  at  the
Meeting, nor are they aware that any Shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote on any other matter properly brought before the Meeting in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY IN ORDER TO AVOID UNNECESSARY DELAY AND COST. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

December 11, 1998


C/FUNDS GROUP, INC.










                              EXHIBIT A

                    PLAN OF COMPLETE LIQUIDATION

C/FUNDS GROUP, INC. (the "Company"), a Florida Corporation, on behalf of Beebe Fund (the "Fund"), shall proceed to a complete liquidation of the Fund according to the procedures set forth in this Plan of Complete Liquidation (the "Plan").

1.The Plan shall be approved by a majority of the Company's Board of Directors (the "Board") and the Board shall direct that the Plan be submitted to Shareholders of the Fund.

2.The Plan shall be submitted to the Shareholders of the Fund at a meeting called for the purpose of considering the approval of the Plan. Approval requires the affirmative vote of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940. Upon such approval, the Plan shall be deemed to have been adopted.

3.Upon  adoption  of  the  Plan, the Fund will  not  engage  in  any business activities, except for the purposes of winding up its business and affairs, preserving the value of the Fund's assets and distributing the Fund's assets to shareholders in accordance with the provisions of the Plan, provided, however, that the Fund may continue to carry on its activities as a series of an investment company,  as described in its current prospectus, with  regard  to
  existing  shareholders,  distribution  and  assets,  until   final
  distribution to shareholders. The Fund shall cause the liquidation of its assets to cash form as soon as practicable consistent with the terms of the Plan, by sale or the holding to maturity of its investments as the Company's officers and the Fund's Investment Adviser shall determine to be advisable, and pay or provide for the payment of all outstanding obligations, taxes and other accrued or contingent liabilities. The Fund shall be deemed to have duly provided for payment by remitting to the Fund's Investment Adviser funds for such purposes.

4.The Company's officers shall arrange for the distribution of the Fund's net assets to the shareholders of the Fund on a pro rata basis. Such distribution shall be delivered to each shareholder, or as may otherwise be directed by each of the shareholders, as soon as practicable thereafter.

5.The officers of the Company on behalf of the Fund shall be, and hereby are, authorized by the approval of the Plan by the Board and Shareholders, to perform such acts as are necessary, desirable or convenient to carry out the details of the Plan, to execute, acknowledge and deliver any and all documents necessary to distribute the net assets of the Fund and to carry out the Plan as set forth herein. The officers of the Company on behalf of the Fund shall file IRS Form 966 with the appropriate office of the Internal Revenue Service no later than 30 days after the Plan is approved by the shareholders of the Fund.

6.The Board may terminate the Plan and abandon the liquidation of the Fund, notwithstanding adoption by Shareholders, at any time prior to the final distribution of cash to Shareholders if, in the judgment of the Board, the facts and circumstances make proceeding with the Plan inadvisable.










               EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
           PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

                             BEEBE FUND
                                PROXY

                   SPECIAL MEETING OF SHAREHOLDERS
                          December 22, 1998

The undersigned hereby appoints Edrise L. Sievers and Daniel B. Williams and each of them, his attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Beebe Fund ("Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:00 a.m., Eastern Time, on December 22, 1998, at the offices of Caldwell Trust Company, 201 Center Road, Suite Two, Venice, Florida 34292, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

   Receipt of the Notice of Special Meeting and Proxy Statement is
                        hereby acknowledged.

This proxy must be signed by the beneficial owner of Fund Shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.


________________________________   _______________________________
Signature(s) of Shareholder(s)     Signature(s) of Shareholder(s)

________________________________   ________________________________
Date                               Date

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE FOR ADOPTION OF THE PLAN OF COMPLETE LIQUIDATION.

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO ADOPT THE PLAN OF COMPLETE LIQUIDATION.


                                    For   Against  Abstain
1.Adoption of Plan of Completion   [   ]   [   ]    [   ]
  Liquidation


Account Number:
Number of Shares:
Account Owner:
Account Description:
Address:


     PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE
                   ENCLOSED POSTAGE-PAID ENVELOPE.










                         C/FUNDS GROUP, INC.
                             BEEBE FUND
                            P. O. Box 622
                     Venice, Florida  34284-0622

                      PROCEEDS INSTRUCTION CARD

In the event that the Plan of Complete Liquidation of the Beebe Fund (the "Fund") is approved by the Shareholders ("Shareholders") of the Fund and implemented by the Board of Directors of C/Funds Group, Inc. as is described more fully in the accompanying Proxy Statement, your pro rata share of the cash proceeds resulting from the liquidation of the Fund (the "Proceeds") will be invested in shares of the fund indicated by you below or will be disbursed directly to you by check. Please indicate how you would like to receive your proceeds by checking the appropriate box. A copy of the Prospectus for each of the funds that are open to new investors is enclosed. Please read the Prospectus carefully before making your election.

NOTE: BY COMPLETING THIS CARD, YOUR EXCHANGE OR REDEMPTION WILL BE PROCESSED ONLY UPON THE LIQUIDATION OF THE FUND. TO IMPLEMENT EXCHANGE OR REDEMPTION PRIOR TO THE LIQUIDATION YOU MAY CALL A C/FUNDS REPRESENTATIVE AT 1-800-338-3477. SEE THE FUND'S PROSPECTUS FOR THE FEDERAL INCOME TAX CONSEQUENCES RELATED TO SUCH AN EXCHANGE OR REDEMPTION.

1.[   ] Invest  liquidation  proceeds in  shares  of  one  of  the following:
        [   ]C/Fund
        [   ]C/Growth Stock Fund
        [   ]Adams Equity Fund
        [   ]C/Government Fund
        [   ]Other Qualified Fund or Institution:
             ___________________________________________
            (Attach  Application and/or Account Transfer Form From
            the Desired Mutual Fund or Institution. Please Call
            800-338-9477 If You Have Any Questions.)
2.[  ] Receive liquidation proceeds by check.
3.[  ] Receive liquidation proceeds by distribution in kind.
       IMPORTANT NOTICE TO THOSE SELECTING DISTRIBUTION IN KIND:
       Beneficial owners of more that 5% of the Fund's outstanding voting securities are considered Principal Holders of the Fund. If you are a Principal Holder, you have received a PINK Notice of Principal Holder along with this Proxy Statement informing you of your ownership position. If you are a Principal Holder, carefully read the PRINCIPAL HOLDERS OF VOTING SECURITIES section of this Proxy Statement for information regarding the requirement that your request for distribution in kind be reviewed and approved by the Securities and Exchange Commission. Please contact the Fund at 800-338-9477 if you have interest in this form of distribution.

Account Number:
Number of Shares:
Account Owner:
Account Description:
Address:

           PLEASE COMPLETE THIS PROCEEDS INSTRUCTION CARD
         AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE
               ALONG WITH YOUR SIGNED AND DATED PROXY.










                     NOTICE TO PRINCIPAL HOLDERS
                         OF VOTING SECURITES
                          IN THE BEEBE FUND


As of the Record Date, December 8, 1998, you were the beneficial owner of more than 5% of the outstanding voting securities of the Beebe Fund and are therefore considered by law to be a Principal Holder of the Fund.

If you request a distribution in kind upon liquidation of the Fund, you will be required to wait upon distribution until an Application for Relief is reviewed and approved by the Securities and Exchange Commission. The Company cannot specify how long the Commission's review will require.

If you elect to receive cash or to transfer to another C/Funds fund or any other qualified fund in the Liquidation, you may do so without any such review or approval.




Account Number:
Percentage Ownership:
Number of Shares:
Account Owner:
Account Description:
Address: